Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF October 6-13, 2000
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Lucian P. Spataro                                                    CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Lucian P. Spataro                                                     12/4/2000
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell                                                     12/4/2000
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                           MONTH: OCTOBER 6-31

                           RECEIPTS AND DISBURSEMENTS

                                                                        BANK ACCOUNTS
AMOUNTS REPORTED SHOULD BE              ------------------------------------------------------------------------------
PER THE DEBTOR'S BOOKS,                   NATIONAL          GROUP           GROUP           GROUP       TESSERACT GROUP
NOT PER THE BANK STATEMENT               DEPOSITORY       DEPOSITORY       MEDICAL         PAYROLL         OPERATING
                                        #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-922-6808
                                        -------------   -------------   -------------   -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH (10/6/2000)                     --      683,380.51              --              --               --

RECEIPTS
  STUDENT FEES                           1,043,106.54      155,631.83
  CHARTER SCHOOL REVENUE
  ACCOUNTS RECEIVABLE                       45,786.40
  LOANS AND ADVANCES
  SALE OF ASSETS
  TRANSFERS IN FROM OTHER ACCOUNTS                       1,085,205.00       27,602.14    1,122,762.49      311,858.93
  OTHER (ATTACH LIST)

       TOTAL RECEIPTS                    1,088,892.94    1,240,836.83       27,602.14    1,122,762.49       311,858.93

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS             3,687.94                       27,602.14      647,414.29      162,004.46
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS        1,085,205.00    1,462,223.56
  PAYMENTS MADE FOR SUNRISE EDU                            268,594.76                      475,348.20      149,854.47
  OTHER (ATTACH LIST)

  REORGANIZATION EXPENSES:
       ATTORNEY FEES
       ACCOUNTANT FEES
       OTHER PROFESSIONAL FEES
       U.S. TRUSTEE QUARTERLY FEE
       COURT COSTS
  TOTAL DISBURSEMENTS                    1,088,892.94    1,730,818.32       27,602.14    1,122,762.49       311,858.93

ACCOUNT BALANCE -
END OF MONTH                                       --      193,399.02              --              --               --


                                                                         BANK ACCOUNTS
AMOUNTS REPORTED SHOULD BE              --------------------------------------------------------------------------------
PER THE DEBTOR'S BOOKS,                    TESSERACT        CHARTER      FIRST FEDERAL     PETTY CASH
NOT PER THE BANK STATEMENT                  CHARTER     EXTRACURRICULAR   CREDIT UNION   EAGAN MINNESOTA
                                        ##022-922-6808   #022-922-7442   #4002-0270-922  #1-801-9204-8049      TOTAL
                                        --------------   -------------   --------------  ----------------   ------------
ACCOUNT BALANCE -
BEGINNING OF MONTH (10/6/2000)              315,104.99       14,214.27         7,169.42          500.00     1,020,369.19

RECEIPTS
  STUDENT FEES                                                                                              1,198,738.37
  CHARTER SCHOOL REVENUE                    169,027.15                                                        169,027.15
  ACCOUNTS RECEIVABLE                                                                                          45,786.40
  LOANS AND ADVANCES                                                                                                  --
  SALE OF ASSETS                                                                                                      --
  TRANSFERS IN FROM OTHER ACCOUNTS                                                                          2,547,428.56
  OTHER (ATTACH LIST)                                                                                                 --

       TOTAL RECEIPTS                       169,027.15              --               --              --     3,960,980.48

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS             32,445.26                                                        873,154.09
  CAPITAL IMPROVEMENTS                                                                                                --
  PRE-PETITION DEBT                                                                                                   --
  TRANSFERS TO OTHER DIP ACCOUNTS                                                                           2,547,428.56
  PAYMENTS MADE FOR SUNRISE EDU                                                                               893,797.43
  OTHER (ATTACH LIST)                                                                                                 --

  REORGANIZATION EXPENSES:
       ATTORNEY FEES                                                                                                  --
       ACCOUNTANT FEES                                                                                                --
       OTHER PROFESSIONAL FEES                                                                                        --
       U.S. TRUSTEE QUARTERLY FEE                                                                                     --
       COURT COSTS                                                                                                    --
  TOTAL DISBURSEMENTS                        32,445.26              --               --              --     4,314,380.08

ACCOUNT BALANCE -
END OF MONTH                                451,686.88       14,214.27         7,169.42          500.00       666,969.59

                                   THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                                                            4,314,380.08
       LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                           (2,547,428.56)
       LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                            (893,797.43)
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                         873,154.09

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                      For the Month Ending October 31, 2000

REVENUE
Tuition and Fees Revenue                                          $  999,859.87
Charter Revenue                                                      225,896.27
Transportation Revenue                                                 1,585.53
Food Revenue                                                          23,632.09
Discounts                                                             (8,350.07)
Refunds/Returns                                                       (2,380.50)
                                                                  -------------

Total Revenue                                                      1,240,243.19
                                                                  -------------

OPERATIONAL COSTS
Salaries and Wages                                                   528,594.81
Taxes and Benefits                                                    40,644.26
Classroom Expenses                                                    44,390.39
Food Programs Expense                                                 23,369.07
Transportation Expenses                                                1,110.07
Maintenance Expense                                                   52,482.45
Rent Expense                                                         209,448.19
Security Services Expense                                                113.48
Real Property Tax Expense                                             16,624.92
Sales and Use Tax Expense                                                807.80
Utilities Expense                                                     27,103.45
                                                                  -------------

Total Operational Costs                                              944,688.89
                                                                  -------------

GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                           2,578.00
Bad Debt Expense                                                      (5,769.35)
Bank Charges/Processing Fees-A                                         5,033.19
Computer/Technology Expense                                              600.00
Licenses & Fees Expense                                                  803.00
Office/School Supplies Expense                                           975.57
Penalties & Late Fees Expense                                             74.00
Postage and Printing Expense                                              80.44
Pre-Employment Expense                                                   154.00
Telephone Expense                                                      2,958.61
Travel Expense                                                           764.93
Corporate Overhead                                                   333,644.47
Corporate Overhead Allocated to Sunrise                             (166,822.24)
Other Expenses                                                           425.12
                                                                  -------------

Total General and Administrative Expenses                            175,499.74
                                                                  -------------

Interest Expense                                                        (635.91)
Undefined Peoplesoft                                                     179.15
                                                                  -------------

Net Interest and Other Income (Expense)                                 (456.76)
                                                                  -------------

Depreciation Expense                                                  95,773.53
                                                                  -------------

Total Depreciation and Amortization                                   95,773.53
                                                                  -------------

REORGANIZATION EXPENSES
Professional Fees                                                    176,713.87
Professional Fees Allocated to Sunrise                               (87,219.93)
                                                                  -------------

Total Reorganization Expenses                                         89,493.94
                                                                  -------------

Net Income                                                        $  (65,669.67)
                                                                  =============

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                October 31, 2000

ASSETS

Current Assets
Cash and Cash Equivalents                                        $ 2,928,021.18
Accounts Receivable, net                                             238,557.40
Note Receivable from Nobel                                         2,944,888.22
Prepaid Rent                                                         257,126.04
Other Prepaid Expenses                                               460,103.14
                                                                 --------------

Total Current Assets                                               6,828,695.98

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                        5,827,124.46
Deposits and Other Assets                                          1,633,643.56
                                                                 --------------

Total Assets                                                     $33,261,288.26
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    96,274.00
Accrued Payroll and Benefits                                       1,032,578.44
Accrued Payroll Taxes                                                105,678.00
Deferred Revenue and Tuition Deposits                              2,660,491.60
                                                                 --------------

Total Current Liabilities                                          3,895,022.04
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,773,466.87
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          3,444,344.29
Long-Term Debt                                                     3,177,545.00
                                                                 --------------

Total Pre-Petition Liabilities                                    17,109,678.81
                                                                 --------------

Due to Sunrise                                                       698,708.29
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        1,216,807.15
                                                                 --------------

Total Liabilities                                                 22,221,508.00
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                 11,105,449.93
Post Petition Retained Deficit                                       (65,669.67)
                                                                 --------------

Total Shareholders' Equity                                        11,039,780.26
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $33,261,288.26
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB

                                STATUS OF ASSETS

                                                          0-30         31-60          60+
ACCOUNTS RECEIVABLE                        TOTAL          DAYS          DAYS          DAYS
                                         ----------    ----------    ----------    ----------
TOTAL ACCOUNTS RECEIVABLE                   238,557       199,332        20,765        18,459
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
                                         ----------    ----------    ----------    ----------
ACCOUNTS RECEIVABLE (NET)                   238,557       199,332        20,765        18,459
                                         ==========    ==========    ==========    ==========


                                         SCHEDULED                                   CURRENT
FIXED ASSETS                               AMOUNT      ADDITIONS     DELETIONS       AMOUNT
                                         ----------    ----------    ----------    ----------
REAL PROPERTY                             1,867,408                                 1,867,408
                                         ==========    ==========    ==========    ==========

BUILDING IMPROVEMENTS/PLANT                 846,395        18,450                     864,845
ACCUMULATED DEPRECIATION                   (136,823)       (5,940)                   (142,762)
                                         ----------    ----------    ----------    ----------
NET BUILDINGS/PLANT                         709,573        12,510            --       722,083
                                         ==========    ==========    ==========    ==========

EQUIPMENT                                 5,466,149                                 5,466,149
ACCUMULATED DEPRECIATION                 (2,404,930)     (106,649)                 (2,511,579)
                                         ----------    ----------    ----------    ----------
NET EQUIPMENT                             3,061,218      (106,649)           --     2,954,569
                                         ==========    ==========    ==========    ==========

AUTOS & VEHICLES                            557,586                                   557,586
ACCUMULATED DEPRECIATION                   (259,791)      (14,731)                   (274,522)
                                         ----------    ----------    ----------    ----------
NET AUTOS & VEHICLES                        297,795       (14,731)           --       283,064
                                         ==========    ==========    ==========    ==========

CASE NUMBER: B-00-10938-ECF-RTB

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS

       POSTPETITION
    UNPAID OBLIGATIONS           TOTAL        0-30       31-60       61-90        91+
    ------------------         ----------  ----------  ----------  ----------  ----------
ACCOUNTS PAYABLE                   96,274      96,274
TAXES PAYABLE                     105,678     105,678
ACCRUED SALARIES AND BENEFITS   1,032,578   1,032,578
PREPAID TUITION AND DEPOSITS    2,660,492   2,660,492
SECURED DEBT
OTHER (ATTACH LIST)
                               ----------  ----------  ----------  ----------  ----------
TOTAL POST-PETITION
     LIABILITIES                3,895,022   3,895,022          --          --          --
                               ==========  ==========  ==========  ==========  ==========

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                          AMOUNT PD    TOTAL PD
NAME                        REASON FOR PAYMENT            THIS MONTH    TO DATE
----                        ------------------            ----------   ---------
Lucian Spataro              Wages and Exp. Reimbursement   20,186.36   20,186.36
Ernie Recsetar              Wages                          10,000.00   10,000.00
Michael Lynch               Wages and Exp. Reimbursement    7,948.21    7,948.21
                                                           ---------   ---------
TOTAL PAYMENTS TO INSIDERS                                 38,134.57   38,134.57
                                                           =========   =========


                                  PROFESSIONALS

               DATE OF COURT                                             TOTAL
             ORDER AUTHORIZING    AMOUNT       AMOUNT    TOTAL PAID     INCURRED
NAME             PAYMENT         APPROVED       PAID       TO DATE      & UNPAID
----             -------         --------       ----       -------      --------
NONE

CASE NUMBER: B-00-10938-ECF-RTB

                                   CASE STATUS


QUESTIONNAIRE
                                                   YES              NO
HAVE ANY FUNDS BEEN DISBURSED FROM ANY                     All accounts are in
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION                  process of conversion
ACCOUNT?                                                   to DIP designation

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                          NO

ARE ANY WAGE PAYMENTS PAST DUE?                                     NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                         NO

CURRENT NUMBER OF EMPLOYEES: 311

INSURANCE

                     CARRIER AND       PERIOD     EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER      COVERED       DATE         & FREQUENCY
--------------      -------------      -------       ----         -----------
Gen Liability        CLI0018811         3/1/00       3/1/01     39,208.72 /month
Auto Liability       BAP0708409         5/1/00       3/1/01     Included above
Excess Liability     UMI0000552         3/1/00       3/1/01     Included above
Workers Comp         59WBJB3649       11/30/99     11/30/00     Fully Paid
Non-Owned Auto       59UUNGG2042        3/1/00       3/1/01     Included above

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

                                Corporate Company
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

Ranges:                From:         To:                                            From:         To:
Check Number           First         Last                             Check Date    10/6/00       10/31/00
Vendor ID              First         Last                             Checkbook ID  First         Last
Vendor Name            First         Last
Sorted By:             Check Number
* Voided Checks

Check Number           Vendor ID     Vendor Check Name                Check Date  Checkbook ID  Audit Trail Code    Amount
------------           ---------     -----------------                ----------  ------------  ----------------  -----------
100-003-9516           ARC000000     ARC                               10/18/00     OPERATING     PMPAY00000008       $270.69
1465750542             LAKLEA000     LAKESHORE LEARNING MATERIALS      10/29/00     OPERATING     PMPAY00000008     $2,637.15
1810820159             STAGRO000     STANTON GROUP                     10/13/00     OPERATING     PMPAY00000008       $437.50
200011295              QUASTA000-B   QUALITY STAMP AND SEAL            10/10/00     OPERATING     PMTRX00000166        $34.96
200011296              US0FOO000-B   US FOODSERVICE                    10/13/00     OPERATING     PMTRX00000172    $12,500.00
200011297              DEPOFPUSA-B   DEPARTMENT OF PUBLIC SAFETY -     10/13/00     OPERATING     PMCHK00000098        $88.00
200011298              BROFRA000-B   FRANK BRONSON                     10/13/00     OPERATING     PMCHK00000098     $1,725.67
200011299              CHRHOO000-B   CHRIS HOOPER DBA SPORTS CLINIC    10/13/00     OPERATING     PMCHK00000098       $342.17
200011300              LUE000000-B   LUETHMERS,JACKI                   10/13/00     OPERATING     PMCHK00000098        $10.88
200011301              NOP000000-B   NOPPENBERG,KAREN                  10/13/00     OPERATING     PMCHK00000098        $31.56
200011302              PAU000-B      PAUL TAYLOR                       10/13/00     OPERATING     PMCHK00000098        $55.80
200011303              ROBMAR000-B   MARCIA ROBINSON                   10/13/00     OPERATING     PMCHK00000098       $755.00
200011304              ROMAMY000-B   ROMINE, AMY                       10/13/00     OPERATING     PMCHK00000098        $82.95
200011305              WAMCHA000-B   CHANDA WAMPLER                    10/13/00     OPERATING     PMCHK00000098        $20.16
200011306              UNISTA000-B   UNITED STATES POSTAL SERVICE      10/13/00     OPERATING     PMCHK00000098     $2,000.00
200011307              STAFUN000-B   STATE FUND COMPENSATION           10/13/00     OPERATING     PMCHK00000098     $5,124.00
200011308              ARICOR000-B   ARIZONA CORP COMMISSION           10/13/00     OPERATING     PMCHK00000098        $45.00
200011309              LYN000000-B   LYNCH,MICHAEL                     10/13/00     OPERATING     PMTRX00000173        $99.02
200011310              SPA000000-B   SPATARO,LUCIAN                    10/13/00     OPERATING     PMTRX00000175       $281.92
200011311              KEVBUN000-B   KEVIN BUNYAN KARATE               10/13/00     OPERATING     PMTRX00000176     $2,066.00
200011312              OWERHO000-B   OWENS, RHONDA                     10/17/00     OPERATING     PMCHK00000100       $600.00
200011313              REE000000-B   REEVES,LARRY                      10/20/00     OPERATING     PMTRX00000183       $233.12
200011314              LYN000000-B   LYNCH,MICHAEL                     10/20/00     OPERATING     PMTRX00000184       $421.74
200011315              SPA000000-B   SPATARO,LUCIAN                    10/23/00     OPERATING     PMTRX00000186       $228.17
200011316              C.S.C.000-B   C.S.C.                            10/24/00     OPERATING     PMTRX00000187       $450.00
200011318              NOBSCH000-B   NOBEL SCHOOL MGMT SVC             10/26/00     OPERATING     PMCHK00000101    $11,100.00
200011319              LYN000000-B   LYNCH,MICHAEL                     10/27/00     OPERATING     PMTRX00000191       $369.14
200011320              REE000000-B   REEVES,LARRY                      10/27/00     OPERATING     PMTRX00000192       $359.38
200011322              FOR000000-B   FORTIS                            10/27/00     OPERATING     PMTRX00000194     $7,339.67
200011323              LYN000000-B   LYNCH,MICHAEL                     10/30/00     OPERATING     PMTRX00000195       $231.71
200011324              BEM000000-B   BEMISH,KAREN                      10/30/00     OPERATING     PMCHK00000104       $200.00
200011325              EDUCOR000-B   EDUCORP PROPERTIES, INC           10/30/00     OPERATING     PMCHK00000104   $207,873.29
200011326              FOR000000-B   FORTIS                            10/30/00     OPERATING     PMCHK00000104     $1,102.47
200011327              NOPOOO000-B   MIKE NOPPENBERG                   10/30/00     OPERATING     PMCHK00000104     $1,000.00
200011328              SLAJAC000-B   JACK SLADE                        10/30/00     OPERATING     PMCHK00000104     $1,000.00
200011329              ST.GEO000-B   ST. GEORGE FELLOWSHIP HALL        10/30/00     OPERATING     PMCHK00000104     $3,182.70
200011330              AICRED000-B   A.I. CREDIT CORP.                 10/31/00     OPERATING     PMCHK00000105    $40,526.80
200011331              AT&T78522-B   AT&T - 78522                      10/31/00     OPERATING     PMCHK00000105       $204.44
200011332              AUTDAT000-B   AUTOMATIC DATA PROCESSING ADP     10/31/00     OPERATING     PMCHK00000105     $2,609.61
200011333              FEDEXP000-B   FEDERAL EXPRESS                   10/31/00     OPERATING     PMCHK00000105       $556.28
200011334              IMPFIN000-B   IMPERIAL FINANCIAL PRINTING       10/31/00     OPERATING     PMCHK00000105        $80.00
200011335              RSMMCG000-B   RSM MCGLADREY                     10/31/00     OPERATING     PMCHK00000105     $3,253.50
200011336              SHE000000-B   SHEARER,DAN                       10/31/00     OPERATING     PMCHK00000105       $135.78
200011337              UNIPAR000-B   UNITED PARCEL SERVICE-UPS         10/31/00     OPERATING     PMCHK00000105        $30.00
200011338              SPA000000-B   SPATARO,LUCIAN                    10/31/00     OPERATING     PMTRX00000199       $162.17
REMIT000000000000047   AIR000000-B   AIRE-MASTER                       10/13/00                   PMCHK00000098         $0.00
REMIT000000000000048   ALLFOO001-B   ALLIANT FOODSERVICE - AZ          10/13/00                   PMCHK00000098         $0.00
REMIT000000000000049   ARIAIR000-B   ARIZONA AIR-SCENT                 10/13/00                   PMCHK00000098         $0.00
REMIT000000000000050   ATHIN0000-B   ATHLETES IN TRAINING              10/13/00                   PMCHK00000098         $0.00
REMIT000000000000051   CARJUD000-B   JUDY CAREY                        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000052   COUCHE000-B   COURTESY CHEVROLET                10/13/00                   PMCHK00000098         $0.00
REMIT000000000000053   DIMWIL000-B   WILLIAM DIMAS                     10/13/00                   PMCHK00000098         $0.00
REMIT000000000000054   HARBRA001-B   HARCOURT BRACE FL                 10/13/00                   PMCHK00000098         $0.00
REMIT000000000000055   HEA000000-B   HEARTSMART                        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000056   HEASAV000-B   HEART SAVERS                      10/13/00                   PMCHK00000098         $0.00
REMIT000000000000057   HOMDEP000-B   HOME DEPOT                        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000058   JL0HAM000-B   JL HAMMETT CO-  NO                10/13/00                   PMCHK00000098         $0.00
REMIT000000000000059   JON000001-B   JONES,EARL                        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000060   KP0LIM000-B   KP LIMITED INC                    10/13/00                   PMCHK00000098         $0.00
REMIT000000000000061   LAKLEA000-B   LAKESHORE LEARNING MATERIALS      10/13/00                   PMCHK00000098         $0.00
REMIT000000000000062   LEWKAR000-B   KARA LEWIS                        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000063   PARVAL000-B   PARADISE VALLEY JANITORIAL        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000064   PROUSA000-B   PROFORCE USA                      10/13/00                   PMCHK00000098         $0.00

Check Number           Vendor ID     Vendor Check Name                Check Date  Checkbook ID  Audit Trail Code    Amount
------------           ---------     -----------------                ----------  ------------  ----------------  -----------
REMIT000000000000065   Q0MINC000-B   Q-MATRIX INC                      10/13/00                   PMCHK00000098         $0.00
REMIT000000000000066   REDELL000-B   ELLEN REDDEN                      10/13/00                   PMCHK00000098         $0.00
REMIT000000000000067   ROBNAT000-B   NATASJA ROBBINS                   10/13/00                   PMCHK00000098         $0.00
REMIT000000000000068   SANVIL001-B   SANTIAGO VILLA  (#129)            10/13/00                   PMCHK00000098         $0.00
REMIT000000000000069   SC0WAR000-B   SC WARNER TEMPE, INC.             10/13/00                   PMCHK00000098         $0.00
REMIT000000000000070   SCHJAC000-B   SCHMIDT, JACKIE                   10/13/00                   PMCHK00000098         $0.00
REMIT000000000000071   SCODR0000-B   SCOTT DR,ANNE                     10/13/00                   PMCHK00000098         $0.00
REMIT000000000000072   SHAFOO000-B   SHAMROCK FOODS COMPANY            10/13/00                   PMCHK00000098         $0.00
REMIT000000000000073   SHAKIM000-B   KIMBERLY SHAW                     10/13/00                   PMCHK00000098         $0.00
REMIT000000000000074   STRLAN000-B   QUARLES & BRADY STREICH LANG      10/13/00                   PMCHK00000098         $0.00
REMIT000000000000075   TAHINC000-B   TAHER, INC                        10/13/00                   PMCHK00000098         $0.00
REMIT000000000000076   TEASQU000-B   TEACHERS SQUARE                   10/13/00                   PMCHK00000098         $0.00
REMIT000000000000077   THEHAR000-B   THE HARTFORD                      10/13/00                   PMCHK00000098         $0.00
REMIT000000000000078   TUMTOW000-B   TUMBLE TOWN GYMNASTICS            10/13/00                   PMCHK00000098         $0.00
REMIT000000000000079   US0BAN000-B   US BANK NATIONAL ASSOCIAT-401K    10/13/00                   PMCHK00000098         $0.00
REMIT000000000000080   US0FOO000-B   US FOODSERVICE                    10/13/00                   PMCHK00000098         $0.00
REMIT000000000000081   VANPAP000-B   VAN PAPER COMPANY                 10/13/00                   PMCHK00000098         $0.00
REMIT000000000000082   XPE000000-B   XPEDX                             10/13/00                   PMCHK00000098         $0.00
REMIT000000000000083   YOUTAM000-B   TAMMY BROADUS-YOUNGSMAN           10/13/00                   PMCHK00000098         $0.00
REMIT000000000000084   A1CREDD000    A1CREDIT CORP                     10/30/00                   PMCHK00000104         $0.00
REMIT000000000000085   ACCAND000     ACCT. AND CREDIR ALT - ARIZONA    10/30/00                   PMCHK00000104         $0.00
REMIT000000000000086   ARC000000     ARC                               10/30/00                   PMCHK00000104         $0.00
REMIT000000000000087   AZCON0000     AZ CONSTRUCTION AND MAINTENANC    10/30/00                   PMCHK00000104         $0.00
REMIT000000000000088   CANLIF000     CANADA LIFE INSURANCE             10/30/00                   PMCHK00000104         $0.00
REMIT000000000000089   FIERC0000     FIELD,SARVAS,KING &COLEMAN,PC     10/30/00                   PMCHK00000104         $0.00
REMIT000000000000090   FINPER000     FINANCIAL PERSONAL FINDER         10/30/00                   PMCHK00000104         $0.00
REMIT000000000000091   HOFZSO000     ZSOLT HOFMAN                      10/30/00                   PMCHK00000104         $0.00
REMIT000000000000092   JOH000000     JOHNSON,DEBRA                     10/30/00                   PMCHK00000104         $0.00
REMIT000000000000093   KANSTA001     KANSAS STATE BANK OF MANHATTAN    10/30/00                   PMCHK00000104         $0.00
REMIT000000000000094   NAS000        NASCO - MODESTO                   10/30/00                   PMCHK00000104         $0.00
REMIT000000000000095   NEWENG000     NEW ENGLAND CAPITAL CORP          10/30/00                   PMCHK00000104         $0.00
REMIT000000000000096   NORAIRCOR     NORTHERN AIR CORPORATION          10/30/00                   PMCHK00000104         $0.00
REMIT000000000000097   PRIWAT000     PRICEWATERHOUSECOOPERS            10/30/00                   PMCHK00000104         $0.00
REMIT000000000000098   RSMMCG000     RSM MCGLADREY                     10/30/00                   PMCHK00000104         $0.00
REMIT000000000000099   US0WES003     US WEST COMMUNICATIONS-29060      10/30/00                   PMCHK00000104         $0.00
REMIT000000000000100   WESINN000     WESTERN INNOVATIONS INC           10/30/00                   PMCHK00000104         $0.00
REMIT000000000000101   YGNPHI000     YGNACIO,PHILIP D.                 10/30/00                   PMCHK00000104         $0.00
TEST                   TEST          TEST                              10/13/00     OPERATING     PMCHK00000099         $0.50
TEST-1                 TEST          TEST                              10/13/00     OPERATING     PMTRX00000178         $0.01
TEST-2                 TEST          TEST                              10/13/00     OPERATING     PMTRX00000178         $0.01
TEST-3                 TEST          TEST                              10/13/00     OPERATING     PMTRX00000178         $0.01

Total Checks:          104                                                               Total Amount of Checks:  $311,858.93

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

Ranges:              From:              To:                                                         From:              To:
Check Number         First              Last                                         Check Date     10/6/00            10/31/00
Vendor ID            First              Last                                         Checkbook ID   First              Last
Vendor Name          First              Last
Sorted By:           Check Number
* Voided Checks

Check Number           Vendor ID     Vendor Check Name                Check Date  Checkbook ID  Audit Trail Code    Amount
------------           ---------     -----------------                ----------  ------------  ----------------  -----------
800050129              GARBOV000     GARY BOVEN                        10/10/00     OPERATING     PMCHK00000016        $87.50
800050130              JANHOB000     JANE HOBAICA                      10/10/00     OPERATING     PMCHK00000016       $245.00
800050131              LORWAR000     LORENA WARREN                     10/10/00     OPERATING     PMCHK00000016        $70.00
800050132              REBHIL000     REBECCA HILT                      10/10/00     OPERATING     PMCHK00000016       $108.00
800050134              DEPOFPUSA     DEPARTMENT OF PUBLIC SAFETY -     10/13/00     OPERATING     PMCHK00000017        $48.00
800050135              DEPOFPUSA     DEPARTMENT OF PUBLIC SAFETY -     10/13/00     OPERATING     PMCHK00000017        $48.00
800050136              BUEHIG000     BUENA HIGH PRINT                  10/13/00     OPERATING     PMCHK00000017        $80.44
800050137              THUMOU000-B   THUNDER MOUNTAIN CLEANING SERV    10/26/00     OPERATING     PMTRX00000033     $5,344.75
800050138              FIRWES000-B   FIRST WEST PROPERTIES             10/30/00     OPERATING     PMCHK00000018    $16,054.21
800050139              RUR&0R001-B   RURAL & RAY LLC (CORONA DEL)      10/30/00     OPERATING     PMCHK00000018     $6,349.42
800050140              BMIEDU000-B   BMI EDUCATION SERVICE             10/30/00     OPERATING     PMCHK00000019       $129.33
800050141              CITPHO296-B   CITY OF PHOENIX  29690            10/30/00     OPERATING     PMCHK00000019         $4.88
800050142              FRIJEN000-B   JENNIFER FRIEND                   10/30/00     OPERATING     PMCHK00000019        $60.66
800050143              HUNLIL000-B   HUNT, LILLIAN                     10/30/00     OPERATING     PMCHK00000019        $43.40
800050144              KP0LIM000-B   KP LIMITED INC                    10/30/00     OPERATING     PMCHK00000019     $1,914.75
800050146              MCE000000-B   MCESD                             10/30/00     OPERATING     PMCHK00000019       $200.00
800050147              NEG000000-B   NEGRETTI,MARILYN                  10/30/00     OPERATING     PMCHK00000019        $47.12
800050148              STUBON000-B   BONNI STUTZ                       10/30/00     OPERATING     PMCHK00000019        $40.82
800050149              SULSPR000-B   SULPHUR SPRINGS ELECTRIC          10/30/00     OPERATING     PMCHK00000019     $1,206.19
800050150              WOL000000-B   WOLF,MICHAEL                      10/30/00     OPERATING     PMCHK00000019       $362.79

Total Checks: 20                                                                           Total Amount of Checks: $32,445.26

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                        $1,020,369.19
                                                                  -------------

Cash In:  Credit Card Deposit (Private)                               82,512.90
          Credit Card Deposit (Charter)                                  975.00
          Regular Deposits (Private)                                 197,809.03
          Regular Deposits (Charter)                                   9,248.93
          Regular Deposits (Corporate)                                45,786.40
          Other Deposit (Charter)                                    169,027.15
                                                                   ------------
Daily Cash In:                                                     $ 505,359.41
                                                                   ============

Cash Out: Charter A/P                                                 32,445.26
          Private A/P                                                 12,150.00
          Corporate A/P                                              299,708.93
          Corporate A/P (allocated to Sunrise)                      (149,854.47)
          TesseracT Payroll                                          541,787.80
          Charter Payroll                                            105,626.49
          Medical Claims                                              27,602.14
          Banking Fees                                                 3,687.94
                                                                  -------------
Daily Cash Out:                                                   $  873,154.09
                                                                  =============

Net Cash In/Out:                                                  $ (367,794.68)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $  652,574.51
                                                                  =============

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS

                                                                 For The Period
                                                                10/6 TO 10/30/00
                                                                ----------------
BEGINNING FUNDS AVAILABLE:                                        $1,020,369.19
                                                                  -------------

Cash In:  Telecheck                                               $  155,631.83
          Credit Card Deposit (Preschools)                           395,634.62
          Credit Card Deposit (Private)                               82,512.90
          Credit Card Deposit (Charter)                                  975.00
          Regular Deposits (Preschools)                              356,926.06
          Regular Deposits (Private)                                 197,809.03
          Regular Deposits (Charter)                                   9,248.93
          Regular Deposits (Corporate)                                45,786.40
          Other  Deposit (Charter)                                   169,027.15
                                                                  -------------
Daily Cash In:                                                    $1,413,551.92
                                                                  =============

Cash Out: Preschool A/P                                           $  268,594.76
          Charter A/P                                                 32,445.26
          Private A/P                                                 12,150.00
          Corporate A/P                                              299,708.93
          TesseracT Payroll                                          541,787.80
          Preschool Payroll                                          475,348.20
          Charter Payroll                                            105,626.49
          Medical Claims                                              27,602.14
          Banking Fees                                                 3,687.94
                                                                  -------------
Daily Cash Out:                                                   $1,766,951.52
                                                                  =============

Net Cash In/Out:                                                  $ (353,399.60)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $  666,969.59
                                                                  =============